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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-88116) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]

                        POST-EFFECTIVE AMENDMENT NO. 23

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 25

                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                  POST OFFICE BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

           On January 7, 1997 pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE YEAR ENDED JANUARY 31, 1996 ON MARCH 14, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     VANGUARD SPECIALIZED PORTFOLIOS, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights: Fund Expenses
    Item 4.   General Description of Registrant.............   Investment Objectives; Investment
                                                               Policies; Investment Limitations;
                                                               General Information
    Item 5.   Management of the Fund........................   Management of the Fund; Investment
                                                               Advisers
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                          FORM N-1A                                     LOCATION IN STATEMENT
                         ITEM NUMBER                                  OF ADDITIONAL INFORMATION

   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies;
                                                               General Information
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Advisory Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD
REIT INDEX
PORTFOLIO

Prospectus
January 7, 1997

A Portfolio of Vanguard
Specialized Portfolios

VANGUARD REIT INDEX PORTFOLIO

CONTENTS

Portfolio Expenses                                                             2

Financial Highlights                                                           3

A Word About Risk                                                              4

The Portfolio's
Objective                                                                      4

Who Should Invest                                                              4

Investment Strategies                                                          5

Investment Policies                                                            8

Investment Limitations                                                         9

Investment
Performance                                                                    9

Share Price                                                                   10

Distributions and Taxes                                                       10

The Portfolio and
Vanguard                                                                      12

Investment Adviser                                                            12

General Information                                                           12

Investing with
Vanguard                                                                      13

Services and
Account Features                                                              13

Types of Accounts                                                             14

Distribution Options                                                          15

Buying Shares                                                                 15

Redeeming Shares                                                              16

Fund and Account Updates                                                      19

Glossary                                                       Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES

Vanguard REIT Index Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Specialized Portfolios, Inc. (the "Fund"), an open-end investment company.

  The Portfolio seeks to provide a high level of income and moderate long-term capital growth by investing at least 98% of its assets in stocks issued by real estate investment trusts (known as "REITs"); these stocks make up the Morgan Stanley REIT Index (the "Index"), a benchmark of U.S. property trusts. The Portfolio's remaining assets are invested in cash reserves.

  It is important to note that the Portfolio's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. Government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Portfolio.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

  The REIT Index Portfolio charges a 1% transaction fee if you redeem (that is, sell or exchange) shares held less than one year.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO


A Statement of Additional Information (dated January 7, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of the REIT Index Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO PROFILE                                  VANGUARD REIT INDEX PORTFOLIO

WHO SHOULD INVEST (page 4)

- Investors looking for a simple, low-cost way to diversify their stock, bond, and cash investments with indirect exposure to real estate.

- Investors seeking a stock fund that offers the potential for above-average income. (Historically, the securities that comprise the Index have provided above-average income relative to the S&P 500 Index.)

- Investors wanting modest growth of their capital over the long term -- at least five years.

WHO SHOULD NOT INVEST

-     Investors unwilling to accept significant fluctuations in share price.

-     Investors seeking a mutual fund that invests in a variety of industries.

RISKS OF THE PORTFOLIO (pages 4 - 8)

The Portfolio's total return will fluctuate, so an investor could lose money over short or even extended periods. The REIT Index Portfolio is subject to, among other risks:

- Real estate industry risk (the chance that property values will fall due to a variety of factors, such as a decline in rental rates).

- Market risk (the chance that stock market prices will fall, sometimes suddenly and sharply).

- Interest rate risk (the chance that changes in interest rates will hurt real estate values).

DISTRIBUTIONS* (page 10)

Distributions are paid in March, June, September, and December. These distributions may include dividends and capital gains (which are taxable) and a return of capital (which is generally non-taxable).

INVESTMENT ADVISER (page 12)

Vanguard Core Management Group, Valley Forge, PA.

INCEPTION DATE: May 13, 1996

NET ASSETS AS OF 7/31/96: $120 million

PORTFOLIO'S ESTIMATED EXPENSE RATIO: 0.35%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAs: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: SPREITs

VANGUARD FUND NUMBER: 123

ACCOUNT FEATURES (page 13)

-     Telephone Redemption (sales, not exchanges)

-     Vanguard Direct Deposit Service(SM)

-     Vanguard Automatic Exchange Service(SM)

-     Vanguard Fund Express(R)

-     Vanguard Dividend Express(SM)

TOTAL RETURNS** --
PERIOD ENDED JULY 31, 1996

REIT Index Portfolio 2.7%
Morgan Stanley REIT Index 02.8%
**Since inception
(5/13/96).

* IMPORTANT INFORMATION ABOUT DISTRIBUTIONS AND TAXES

Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, Vanguard plans to ask the Internal Revenue Service each year for an extension on issuing Forms 1099-DIV ("1099s") for the REIT Index Portfolio. If this request is approved, we expect to mail 1099s to Portfolio shareholders in non-retirement accounts during February. See page 10 for details.


In evaluating performance, remember that it is not indicative of future performance. Note, too, that both the return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                           VANGUARD'S REDEMPTION FEES

Some Vanguard Portfolios charge a redemption fee on shares held less than one year. Unlike a sales charge or load paid to a broker or fund management company, the fee is paid directly to the Portfolio to offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, ensures that short-term investors pay their share of the Portfolio's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of a fund. Vanguard REIT Index Portfolio's expense ratio in its first year of operations is expected to be 0.35%, or $3.50 per $1,000 of average net assets. As of December 31, 1995, the average real estate mutual fund had expenses of 1.37%, or $13.70 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio. As noted in this table, you do not pay a load or sales commission when you buy, sell, or exchange shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                       None
Sales Load Imposed on Reinvested Distributions:        None
Redemption Fees*:                                      None
Exchange Fees:                                         None

      *The REIT Index Portfolio charges a 1% transaction fee on redemptions (sales and exchanges) of shares that have been held less than one year. The fee is deducted before your redemption proceeds are mailed to you or used to purchase shares of another Vanguard Fund; you cannot pay the fee separately. If some of the shares that you are redeeming have been held one year or more, the fee will apply to only those shares held less than one year. The fee does not apply to reinvested distributions.

      The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you, and include investment advisory expenses as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are estimates for the Portfolio's first full year since the Portfolio was not in operation until May 13, 1996.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                0.27%
Investment Advisory Expenses:                          0.02%
12b-1 Marketing Fees:                                  None
Other Expenses
  Marketing and Distribution Costs:                    0.02%
  Miscellaneous Expenses (e.g., Taxes, Auditing):      0.04%
Total Other Expenses:                                  0.06%
  TOTAL OPERATING EXPENSES (EXPENSE RATIO):            0.35%

      The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

               1 YEAR  3 YEARS
                 $4      $11

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for the period from May 13, 1996 (the first day of operations), to July 31, 1996. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear in the Portfolio's most recent semi-annual Report to shareholders. The Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                                                 MAY 13*, 1996,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                  TO JULY 31, 1996,
NET ASSET VALUE, BEGINNING OF PERIOD                                $   10.00

INVESTMENT OPERATIONS
 Net Investment Income                                                    .10
 Net Realized and Unrealized Gain (Loss) on Investments                   .17

  TOTAL FROM INVESTMENT OPERATIONS                                        .27
DISTRIBUTIONS
 Dividends from Net Investment Income                                    (.03)
 Distributions from Realized Capital Gains                                 --

  TOTAL DISTRIBUTIONS                                                    (.03)
NET ASSET VALUE, END OF PERIOD                                      $   10.24

TOTAL RETURN**                                                           2.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                $     120
Ratio of Expenses to Average Net Assets                                   .35%+
Ratio of Net Investment Income to Average
 Net Assets                                                              6.64%+
Portfolio Turnover Rate                                                     0%
Average Commission Rate Paid                                        $   .0271++

 *    Commencement of operations.

** Total return figure does not reflect the 1% fee that is assessed on redemption of shares that are held in the Portfolios for less than one year.

 +    Annualized.

++ Total commissions paid on portfolio securities divided by the total number of shares bought or sold on which commissions are charged.

      From time to time, the Vanguard Funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

Vanguard REIT Index Portfolio began operations on May 13, 1996, with a net asset value (price) of $10.00 per share. As of July 31, 1996, the Portfolio earned $.10 per share from investment income (interest and dividends) and $.17 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. This resulted in total earnings of $.27 per share, of which $.03 was returned to shareholders in the form of distributions. The earnings ($.27 per share) less distributions ($.03 per share) resulted in a share price of $10.24 on July 31, 1996, an increase of $.24 per share (from $10.00 at the beginning of the period to $10.24 at the end of the period). Total return from the REIT Index Portfolio was 2.70% for the period.

      As of July 31, 1996, the Portfolio has $120 million in net assets; an annualized expense ratio of 0.35% ($3.50 per $1,000 of net assets); and annualized net investment income amounting to 6.64% of its average net assets.

                                PLAIN TALK ABOUT

                                      REITs

Rather than owning properties directly -- which can be costly and difficult to convert into cash when needed -- some investors buy shares in a company that owns and manages real estate. This company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard REIT Index Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in the REIT Index Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

      Look for this "warning flag" symbol [FLAG ICON] throughout the Prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.

THE PORTFOLIO'S OBJECTIVES

Vanguard REIT Index Portfolio seeks to provide above-average income (relative to the Standard & Poor's 500 Composite Stock Price Index) and long-term growth of capital. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[FLAG ICON] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
            PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The REIT Index Portfolio may be a suitable investment for you if:

- You want to add real estate exposure to your existing mix of stock, bond, and money market mutual funds.

- You want a stock fund that seeks to provide a high level of income and long-term capital growth.

- You are looking for an investment that performs differently than a diversified stock or bond fund.

-     You characterize your investment temperament as "somewhat conservative."

      This Portfolio is not an appropriate investment if you are a "market-timer." Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

- The Portfolio charges a 1% redemption fee on shares held less than one year.

- The Portfolio reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-     Telephone exchanges are not accepted for non-retirement accounts.

-     The Portfolio reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how the Portfolio's investment adviser tries to provide a high level of income and long-term capital growth. It also explains three important risks -- real estate industry risk, market risk, and interest rate risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategies are not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Portfolio will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Portfolio intends to remain at least 98% invested in the stocks of real estate investment trusts; the remaining assets will be invested in cash reserves to maintain liquidity for shareholder redemptions.

[FLAG ICON] THE PORTFOLIO IS SUBJECT TO REAL ESTATE INDUSTRY RISK, WHICH IS THE
            POSSIBILITY THAT A REIT'S PROPERTIES COULD FALL IN VALUE.

      Because of its emphasis on REIT stocks, the Portfolio's performance is strongly linked to the ups and downs of the real estate market. In general, real estate values are affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries renting properties. Ultimately, a REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.

                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Vanguard REIT Index Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock or real estate markets.

                                PLAIN TALK ABOUT

                                 TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation), as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income, and are subject to credit risks (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.

                                PLAIN TALK ABOUT

                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap funds as those holding stocks of companies with an average total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $750 million and $5 billion. Small-cap funds hold stocks of companies with an average market value of less than $750 million. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

[FLAG ICON] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
            THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

      To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

                     U.S. STOCK MARKET RETURNS (1926 - 1995)

              1 Year    5 Years    10 Years    20 Years
Best           53.9%      23.9%       20.1%      16.9%
Worst        - 43.3     - 12.5       - 0.9        3.1

Average        12.5       10.3        10.7       10.7

      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1995. For example, while the average return on stocks for all of the 5-year periods was 10.3%, returns for the 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the REIT Index Portfolio in particular.

      REITs in the Morgan Stanley REIT Index tend to be medium-size and small companies; their market capitalizations generally range from $75 million to $1.3 billion. Like small-cap stocks in general, REIT stocks can be more volatile than -- and at times will perform differently from -- the large-cap stocks found in the S&P 500 Index.

      In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

[FLAG ICON] THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE
            POSSIBILITY THAT CHANGES IN INTEREST RATES COULD HURT REIT PERFORMANCE.

      In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

SECURITY SELECTION AND PORTFOLIO DIVERSIFICATION

  The REIT Index Portfolio employs a "passively" managed investment approach. The Portfolio's adviser, Vanguard Core Management Group, invests at least 98% of the Portfolio's assets in an attempt to parallel the performance of the Portfolio's target benchmark, the Morgan Stanley REIT Index.

  The REIT Index Portfolio holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Portfolio would invest the same percentage of its non-cash assets in that stock.

[FLAG ICON] AN INDEX FUND HAS OPERATING EXPENSES; AN UNMANAGED MARKET INDEX DOES
            NOT. THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO PARALLEL ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE TARGET INDEX EXACTLY. THE CORRELATION BETWEEN THE PERFORMANCE OF THE REIT INDEX PORTFOLIO AND ITS TARGET INDEX IS EXPECTED TO BE AT LEAST 0.95.

      The Morgan Stanley REIT Index is made up of the stocks of all publicly traded equity REITs (except health care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. The REIT Index Portfolio invests in equity REITs only.

      As of July 31, 1996, 94 equity REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because the REIT's market capitalization falls below $75 million or because of corporate activity such as a merger, acquisition, leveraged buyout
(LBO), bankruptcy, IRS removal of REIT status, fundamental change in business, or change in shares outstanding.

      Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and regions. The Index's makeup, as of December 31, 1995, follows.

  Retail Stores    33.1%
  Residential      32.6
  Office           14.8
  Industrial       11.3
  Hotels           13.8
  Other            14.4

      The Index's ten largest stocks are expected to make up about 30% of its market value. The Index's largest stocks, as of July 31, 1996, follow.

                                PLAIN TALK ABOUT

                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, passive management -- also known as indexing -- tries to match, as closely as possible, the performance of a target index by either holding all -- or a representative sample -- of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straight-forward market-matching strategy); diversification (indexes generally cover a wide variety of companies); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); low cost (index portfolios do not have many of the expenses of an actively managed fund -- such as research and company visits -- and keep trading activity -- and, thus, brokerage commissions -- to a minimum); and low realization of capital gains.

                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 75%.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) another security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives.

   1.  Security Capital Pacific Trust
   2.  Security Capital Industrial Trust
   3.  Equity Residential Properties Trust
   4.  Simon Property Group
   5.  New Plan Realty Trust
   6.  Weingarten Realty
   7.  Vornado Realty Trust
   8.  Kimco Realty Corporation
   9.  Franchise Financial Corporation
  10.  Spieker Properties Inc.

      Vanguard REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service market of Morgan Stanley Group Inc. It has been licensed for use by The Vanguard Group, Inc.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Generally, a passively managed portfolio sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the Portfolio's turnover rate is expected to be less than 25%. (A rate of 100% would occur, for example, if the Portfolio sold or replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing at least 98% of its assets in REIT stocks, the Portfolio may follow other investment policies to achieve its objectives.

[FLAG ICON] THE PORTFOLIO RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN
            STOCK FUTURES AND OPTIONS CONTRACTS, AND SWAP AGREEMENTS. STOCK FUTURES AND OPTIONS CONTRACTS ARE TRADITIONAL TYPES OF DERIVATIVES THAT ARE PUBLICLY TRADED ON EXCHANGES. SWAP AGREEMENTS ARE CUSTOMIZED CONTRACTS, OFTEN ARRANGED THROUGH A BROKER, BETWEEN TWO INSTITUTIONS. SWAP AGREEMENTS FUNCTION LIKE FUTURES, BUT ARE NOT PUBLICLY TRADED ON AN EXCHANGE.

      Losses (or gains) involving contracts can sometimes be substantial -- in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a portfolio.

      This Portfolio will not use futures, options, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts. To the extent that such contracts are utilized, the Portfolio will not have 98% of its assets invested in the REIT stock. However, such contracts will only be utilized in order to mirror the performance of the Index.

      The reasons for which the Portfolio may use futures, options, and swap agreements are:

-     To execute trades more easily.

- To reduce costs -- and to improve returns -- by buying futures, options, or swap agreements instead of actual stocks when they are cheaper.

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

      Although up to 2% of its assets will be invested in cash reserves to maintain liquidity, the Portfolio will not invest in cash reserves, futures, options, or swap agreements to protect against a decline in the values of REITs.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolio has adopted limits on some of its investment practices. Specifically, the Portfolio will not:

- Invest more than 25% of its assets in any one industry other than real estate.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

      With respect to 75% of its assets, this Portfolio will not:

-     Invest more than 5% of its assets in the securities of any one company.

-     Buy more than 10% of the outstanding voting securities of any company.

      The limitations listed in this prospectus and in the Statement of Additional Information may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Vanguard REIT Index Portfolio invests primarily in stocks of real estate investment trusts, so its performance may be correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term. There may be periods, however, when REITs perform quite differently from the broader market.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Portfolio's earnings. You receive such earnings from the REIT Index Portfolio as either a quarterly distribution or as an annual capital gains distribution. The Portfolio's quarterly payments come from distributions that the Portfolio receives from its REIT holdings and interest it earns from any cash reserves. Capital gains are realized when the Portfolio sells REIT stocks for higher prices than its adjusted cost basis in the stocks. These gains may be short-term or long-term depending on whether the Portfolio held the securities for less than or more than one year.

                 TOTAL RETURNS* FOR PERIOD ENDED JULY 31, 1996

REIT Index Portfolio                                                     2.7%
Morgan Stanley REIT Index                                                2.8%

*Since inception (5/13/96)

SHARE PRICE

The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                     TOTAL ASSETS  -  LIABILITIES
  NET ASSET VALUE  = ----------------------------
                     NUMBER OF SHARES OUTSTANDING

      Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolio's name, but the most common is SPREITs.

DISTRIBUTIONS AND TAXES

Each March, June, September, and December, the REIT Index Portfolio will provide shareholders with virtually all of the distributions it receives from its REIT investments. Any capital gains realized from the sale of securities will be distributed in December.

      You may receive distributions in cash, or you may have them automatically reinvested in more shares of the Portfolio.

      If you own Portfolio shares in a non-retirement account, Vanguard will notify you each year of the amount and taxability of the Portfolio's distributions paid during the previous year (that is, the amount of dividends, capital gains, and return of capital that you receive). You will also be notified of the amount, if any, of Federal income taxes withheld from the distribution.

      REITs do not provide complete information about the taxability of their distributions until after the calendar year end. As a result, Vanguard cannot determine how much of the REIT Index Portfolio's annual distributions is taxable for shareholders until after the traditional January 31 deadline for issuing Forms 1099-DIV ("1099"). Therefore, we plan to request permission each year from the Internal Revenue Service (IRS) for an extension. IF OUR REQUEST IS APPROVED,

WE WILL MAIL FORMS 1099-DIV TO REIT INDEX PORTFOLIO SHAREHOLDERS WITH NON-RETIREMENT ACCOUNTS IN FEBRUARY.

TAXABILITY OF DISTRIBUTIONS

The portions of your distributions that are classified as dividends and short-term capital gains are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividends and capital gains are taxable to you whether received in cash or reinvested in additional shares. In addition, distributions that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December.

      Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of its ordinary investment activities and distributions paid by REITs. Consequently, distributions may vary from year to year.

      If you sell or exchange shares of the Portfolio, any gain or loss you have is generally a taxable event, which means that you may have a capital gain or a capital loss to report when you complete your Federal income tax return. Distributions -- as well as capital gains or losses from your sale or exchange of Portfolio shares -- may be subject to state and local income taxes, too.

      Note that any dividends distributed by REITs -- and funds that invest in REITs -- are not eligible for the dividends-received deduction for corporations.

RETURN OF CAPITAL

The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your REIT Index Portfolio shares.

      Two other important tax considerations about return of capital:

- If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Portfolio will be reduced by the amount of return of capital and capital gains included in the distribution.

- A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

      Keep in mind that the tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the REIT Index Portfolio.

                                PLAIN TALK ABOUT

                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as a return of capital.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the Funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its Funds at cost. Instead of distributing profits as other mutual fund companies do, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                             THE PORTFOLIO'S ADVISER

Vanguard Core Management Group provides investment advisory services to many Vanguard Funds; as of July 31, 1996, the Group managed $44 billion in assets. The individual who oversees the REIT Index Portfolio is:

      GEORGE U. SAUTER, Principal of Vanguard, 11 years investment experience, 9 years primary responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago.

THE PORTFOLIO AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $230 billion. All of the Vanguard Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each Fund pays its allocated share of The Vanguard Group's costs.

      A list of the Fund's Directors and Officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio.

      The Group is authorized to choose brokers and dealers to handle the purchase and sale of the Portfolio's securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions.

GENERAL INFORMATION

The REIT Index Portfolio is one of five Portfolios of Vanguard Specialized Portfolios, Inc., a corporation organized under the laws of the State of Maryland. The other Portfolios are the Energy, Gold & Precious Metals, Health Care, and Utilities Income Portfolios. The Portfolios are all combined under one corporation for administrative purposes, but operate as separate corporations in virtually all respects.

      Shareholders of the REIT Index Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. The Portfolio will not hold annual meetings except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to Fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard REIT Index Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [open book icon]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to purchase, sell, or exchange shares.

TELEPHONE REDEMPTIONS          Automatically set up for this Portfolio unless
(SALES FOR NON-RETIREMENT      you notify us otherwise.
ACCOUNTS ONLY; EXCHANGES
FOR RETIREMENT ACCOUNTS ONLY)

VANGUARD DIRECT DEPOSIT        Automatic method for depositing your paycheck
SERVICE                        or U.S. Government payment (including Social
[OPEN BOOK ICON]               Security and Government pension checks) into
                               your account.

VANGUARD AUTOMATIC EXCHANGE    Automatic method for moving a fixed amount of
SERVICE                        money from one Vanguard Fund account to
[OPEN BOOK ICON]               another.(*)


VANGUARD FUND EXPRESS          Electronic method for buying or selling shares.
[OPEN BOOK ICON]               You can transfer money between your Vanguard Fund
                               account and an account at your bank, savings and loan, or credit union on a systematic schedule(*)

VANGUARD DIVIDEND EXPRESS      Electronic method for transferring distributions
[OPEN BOOK ICON]               directly from your Vanguard Fund account to your
                               bank, savings and loan, or credit union account or to another Vanguard Fund account.

VANGUARD BROKERAGE SERVICES    A cost-effective way to trade stocks, bonds, and
(VBS)                          options on major exchanges, Nasdaq, and other
[OPEN BOOK ICON]               domestic over-the-counter markets at reduced
                               rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [OPEN BOOK ICON] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE               To open an account in the name of one
                                     (individual) or more (joint tenants)
                                     people. $3,000 minimum initial investment.

FOR A MINOR CHILD                    To open an account as an UGMA/UTMA (Uniform
[OPEN BOOK ICON]                     Gifts/Transfers to Minors Act). Age of
                                     majority and other transfer requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS             To invest assets held in an existing trust.
[OPEN BOOK ICON]                     $3,000 minimum initial investment.

FOR THIRD-PARTY TRUSTEE              To open an account as a retirement trust or
RETIREMENT INVESTMENTS               plan based on an existing corporate or
(Vanguard is not the custodian       institutional plan. These accounts are
or trustee.)                         established by the custodian or trustee of
                                     the existing plan.

FOR AN ORGANIZATION                  To open an account as a corporation,
                                     partnership, or other entity. These
                                     accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to receive answers to your questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT         To open a retirement account in the name of
ACCOUNT (IRA)                        an individual. IRAs can also be established
(Vanguard Fiduciary Trust            with a regular contribution, a direct
Company is the custodian.)           rollover from an employer's plan such as a
                                     401(k), or an asset transfer or rollover from another financial institution such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE            To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)       an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust            deductible contributions directly to IRAs
Company is the custodian.)           established by their employees. A SEP can
                                     be established by people who are
                                     self-employed, small business owners,
                                     partnerships, or corporations.

FOR A QUALIFIED RETIREMENT           To open a retirement account that allows
PROGRAM ACCOUNT                      small business owners or people who are
(Vanguard Fiduciary Trust            self-employed to make tax-deductible
Company can be the custodian.)       retirement contributions for themselves and
                                     their employees into Profit-Sharing and
                                     Money Purchase Pension (Keogh) plans.

INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

FOR A 403(b)(7) CUSTODIAL ACCOUNT    To open a retirement account that allows
(Vanguard Fiduciary Trust            employees of tax-exempt institutions (for
Company is the custodian.)           example, schools or hospitals) to make pre-
                                     tax retirement contributions.

DISTRIBUTION OPTIONS

You can receive Portfolio distributions in two ways:

REINVESTMENT                         Distributions are automatically reinvested
                                     in additional shares of the Portfolio.

DISTRIBUTIONS IN CASH                Distributions are paid by check and mailed
                                     to your account's address of record. Note:
                                     If you do not reinvest your distributions, your original investment will be reduced by the amount of the return of capital in the distribution. See "Distributions and
                                     Taxes."

To electronically transfer cash distributions to your bank, savings and loan, or credit union account, or to another Vanguard Fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4:00 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                     OPEN A NEW ACCOUNT                       ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                   $3,000 (regular account); $1,000         $100 by mail or exchange; $1,000
                                     (IRAs and custodial accounts for         by wire.
                                     minors).

BY MAIL                              Complete and sign the applica-           Mail your check with an Invest-
[LETTER ICON]                        tion form.                               By-Mail form detached from
                                                                              your confirmation statement to
FIRST-CLASS mail to:                                                          the address listed on the form.
The Vanguard Group
P.O. Box 2600                        Make your check payable to:              Make your check payable to:
Valley Forge, PA 19482               The Vanguard Group-123.                  The Vanguard Group-123.

EXPRESS OR REGISTERED mail to:
The Vanguard Group                   All purchases must be made in            All purchases must be made in
455 Devon Park Drive                 U.S. dollars, and checks must be         U.S. dollars, and checks must be
Wayne, PA 19087                      drawn on U.S. banks.                     drawn on U.S. banks.

IMPORTANT NOTE: TO PREVENT CHECK FRAUD, VANGUARD WILL NOT ACCEPT CHECKS MADE PAYABLE TO THIRD PARTIES.


INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

BY TELEPHONE                         FOR RETIREMENT ACCOUNTS ONLY:            FOR RETIREMENT ACCOUNTS ONLY:
[PHONE ICON]                         Call Vanguard Tele-Account* 24           Call Vanguard Tele-Account* 24
                                     hours a day -- or Client Services        hours a day -- or Client Services
1-800-662-6273                       during business hours -- to ex-          during business hours -- to ex-
Vanguard Tele-Account(R)             change from another Vanguard             change from another Vanguard
                                     Fund account with the same reg-          Fund account with the same reg-
1-800-662-2739                       istration (name, address, taxpay-        istration (name, address, taxpay-
Client Services                      er I.D., and account type).              er I.D., and account type).

                                     *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: ONCE A TELEPHONE TRANSACTION HAS BEEN APPROVED BY YOU AND A CONFIRMATION NUMBER ASSIGNED, IT CANNOT BE REVOKED. WE RESERVE THE RIGHT TO REFUSE ANY PURCHASE.

                                     OPEN A NEW ACCOUNT                       ADD TO AN EXISTING ACCOUNT
BY WIRE                              Call Client Services to arrange your     Call Client Services to arrange your
[WIRE ICON]                          wire transaction.                        wire transaction.

Wire to:                             Wire transactions are not available      Wire transactions are not available
CoreStates Bank, N.A.                for retirement accounts.                 for retirement accounts.
ABA 031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard REIT Index Portfolio
[Account Registration]
Attn Vanguard

AUTOMATICALLY                                        --                       Vanguard offers a variety of ways
[ARROW ICON]                                                                  that you can add to your account
                                                                              automatically. See "Services and
                                                                              Account Features."

YOU CAN REDEEM (THAT IS, SELL OR EXCHANGE) SHARES PURCHASED BY CHECK OR VANGUARD FUND EXPRESS AT ANY TIME. HOWEVER, WHILE YOUR REDEMPTION REQUEST WILL BE PROCESSED AS SOON AS IT IS RECEIVED, YOUR REDEMPTION PROCEEDS WILL NOT BE AVAILABLE UNTIL PAYMENT FOR YOUR PURCHASE IS COLLECTED, WHICH MAY TAKE UP TO TEN DAYS.

      It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that may disrupt the Portfolio's operation or performance.

REDEEMING SHARES



IMPORTANT TAX NOTE: ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR A LOSS.

A 1% FEE IS CHARGED FOR ALL REDEMPTIONS (SALES AND EXCHANGES) OF PORTFOLIO SHARES HELD LESS THAN ONE YEAR.


INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

The ability to sell Portfolio shares by telephone is automatically established for your non-retirement account unless you tell us in writing that you do not want this option.

      To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

      -     Portfolio name.

      -     10-digit account number.

      -     Name and address exactly as registered on that account.

      - Social Security or Employer Identification number as registered on that account.

      If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

      If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. However, if we do not follow these or other reasonable procedures, Vanguard may be liable for any losses resulting from unauthorized or fraudulent transactions.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

      Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

      Good order means that the request includes:

      -     Portfolio name and account number.

      -     Amount of the transaction (in dollars or shares).

      -     Signatures of all owners exactly as registered on the account.

      -     Signature guarantees (if required).

      -     Any supporting legal documentation that may be required.

      -     Any certificates you are holding for the account.

      Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the next business day's net asset value.

      The Portfolio reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard Fund account assets are $50,000 or more.

      SOME WRITTEN REQUESTS REQUIRE A SIGNATURE GUARANTEE FROM A BANK, BROKER, OR OTHER ACCEPTABLE INSTITUTION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard Fund to purchase shares of another.

      Although every effort will be made to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

      Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period.


INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

"Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard Funds.

      Before you exchange into a new Vanguard Fund, please read its prospectus. For a copy and for answers to questions you might have, please call Investor Information.

SELLING OR EXCHANGING SHARES      ACCOUNT TYPE

BY TELEPHONE                      ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE ICON]
                                  Call Vanguard Tele-Account* 24 hours a day --
1-800-662-6273                    or Client Services during business hours -- to
Vanguard Tele-Account             request a sale of shares. You cannot exchange
                                  shares of this Portfolio by telephone.

1-800-662-2739                    RETIREMENT:
Client Services                   You can exchange -- but not sell -- shares by
                                  calling Tele-Account or Client Services.

                                  *You must obtain a Personal Identification
                                  Number through Tele-Account at least seven days before you request your first sale of shares.

BY MAIL                           ALL TYPES EXCEPT RETIREMENT:
[LETTER ICON]
                                  Send a letter of instruction signed by all
FIRST-CLASS mail to:              registered account holders. Include the
The Vanguard Group                Portfolio name and account number and (if you
Vanguard REIT Index Portfolio     are selling) a dollar amount or number of
P.O. Box 1120                     shares OR (if you are exchanging) the name of
Valley Forge, PA 19482            the Fund you want to exchange into and a
                                  dollar amount or number of shares.

EXPRESS OR REGISTERED mail to:    RETIREMENT:
The Vanguard Group                For information on how to request
Vanguard REIT Index Portfolio     distributions from . . .
455 Devon Park Drive
Wayne, PA 19087
                                  - IRAs, call Client Services.

                                  - SEP-IRAs, 403(b)(7) custodial accounts, and
                                    Profit-Sharing and Money Purchase Pension
                                    (Keogh) Plans, call Individual Retirement
                                    Services at 1-800-662-2003.

                                  Depending on your account registration type, additional documentation may be required.

AUTOMATICALLY                     ALL TYPES EXCEPT RETIREMENT:
[ARROW ICON]                      Vanguard offers several ways to sell or
                                  exchange shares automatically (see "Services and Account Features"). Call Investor
                                  Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

      It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Portfolio's operation or performance.


INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

                         A NOTE ON UNUSUAL CIRCUMSTANCES

VANGUARD RESERVES THE RIGHT TO REVISE OR TERMINATE THE TELEPHONE REDEMPTION PRIVILEGE AT ANY TIME, WITHOUT NOTICE. IN ADDITION, VANGUARD CAN STOP SELLING SHARES OR POSTPONE PAYMENT AT TIMES WHEN THE NEW YORK STOCK EXCHANGE IS CLOSED OR UNDER ANY EMERGENCY CIRCUMSTANCES AS DETERMINED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. IF YOU EXPERIENCE DIFFICULTY MAKING A TELEPHONE REDEMPTION DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGE, YOU CAN SEND US YOUR REQUEST BY REGULAR OR EXPRESS MAIL. FOLLOW THE INSTRUCTIONS ON SELLING OR EXCHANGING SHARES BY MAIL IN THE "REDEEMING SHARES" SECTION.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about Vanguard REIT Index Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.


CONFIRMATION STATEMENT              Sent each time you buy, sell, or exchange
                                    shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY                   Mailed quarterly; shows the market value of
                                    your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS              Mailed in March and September for this
                                    Portfolio.

TAX STATEMENTS                      Generally mailed in January; report previous
                                    year's distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT              Issued annually for taxable accounts; shows
[OPEN BOOK ICON]                    the average cost of shares that you redeemed
                                    during the previous year, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT               Toll-free access to Vanguard Fund and
1-800-662-6273                      account information -- as well as some
                                    transactions -- through any TouchTone(TM)
Any time, seven days a week,        telephone. Tele-Account provides total
from anywhere in the continental    return, share price, price change, and yield
United States and Canada.           quotations for all Vanguard Funds; gives
                                    your account balances and history (e.g.,
[OPEN BOOK ICON]                    last transaction and latest distribution);
                                    and allows you to sell or exchange Fund
                                    shares.


INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

COMPUTER ACCESS

VANGUARD ONLINE(SM)                 Use your personal computer to learn more
                                    about Vanguard Funds and services; keep in
Keyword: Vanguard                   touch with your Vanguard accounts; map out a
                                    long-term investment strategy; and ask
                                    questions, make suggestions, and send
                                    messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call
                                    1-800-238-6336.

VANGUARD ON THE                     Use your personal computer to visit
WORLD WIDE WEB                      Vanguard's education-oriented website, which
http://www.vanguard.com             provides timely news and information about
                                    Vanguard Funds and services; an online
                                    "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

SHARES OF THE PORTFOLIO MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE PORTFOLIO'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE PORTFOLIO INTENDS TO MAINTAIN SUCH REGISTRATION.


INVESTOR INFORMATION 1-800-662-7447               CLIENT SERVICES 1-800-662-2739
                          TELE-ACCOUNT 1-800-662-6273

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit (minus any realized losses) or gains distributed by the fund's holdings themselves.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which are paid out as dividends.

COST BASIS

The adjusted cost of an investment used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS

Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments. For tax purposes, dividend income also includes short-term capital gains.

EQUITY REIT

A type of real estate investment trust (REIT) that earns rental income by investing in land and buildings.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INDUSTRY CONCENTRATION

Focusing on the securities of a specific industry (such as real estate, technology, or utilities).

LIQUIDITY

The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund tries to match -- rather than outperform -- a particular market index. Also known as indexing.

PRINCIPAL

The amount of your own money you put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT)

A company that owns and manages a portfolio of properties, mortgages, or both.

RETURN OF CAPITAL

A non-taxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed, deferring taxes until the investment is sold.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit (minus any realized losses) or gains distributed by the fund's holdings themselves.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which are paid out as dividends.

COST BASIS

The adjusted cost of an investment used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS

Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments. For tax purposes, dividend income also includes short-term capital gains.

EQUITY REIT

A type of real estate investment trust (REIT) that earns rental income by investing in land and buildings.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INDUSTRY CONCENTRATION

Focusing on the securities of a specific industry (such as real estate, technology, or utilities).

LIQUIDITY

The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund tries to match -- rather than outperform -- a particular market index. Also known as indexing.

PRINCIPAL

The amount of your own money you put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT)

A company that owns and manages a portfolio of properties, mortgages, or both.

RETURN OF CAPITAL

A non-taxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed, deferring taxes until the investment is sold.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO]
THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our Funds,
Fund services, and retirement
accounts; requests for
literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your
account, account transactions,
account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com

(C) 1997 Vanguard Marketing
Corporation, Distributor

PI123N

                                     PART B

                        VANGUARD SPECIALIZED PORTFOLIOS

                      STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 7, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectuses (dated May 13, 1996 [January 7, 1997 for the REIT Index Portfolio]). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Policies.......................................................................     2
Investment Limitations....................................................................     5
Management of the Fund....................................................................     8
Investment Advisory Services..............................................................    10
Securities Transactions...................................................................    12
Purchase of Shares........................................................................    13
Redemption of Shares......................................................................    13
Share Price of Each Portfolio.............................................................    13
Comparative Indexes.......................................................................    14
Yield and Total Return....................................................................    16
Financial Statements......................................................................    16

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus.

     FOREIGN INVESTMENTS As indicated in the Prospectus, each Portfolio may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S investments in those countries.

     Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

     PORTFOLIO TURNOVER While the rate of Portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that each Portfolio's annual portfolio turnover rate will not normally exceed 100%. One way a portfolio turnover rate of 100% can occur is if all of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders.

                              INVESTMENT POLICIES

     FUTURES CONTRACTS Each Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the its total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

     REPURCHASE AGREEMENTS Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio may lend its securities on a short-term basis or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonably negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                             INVESTMENT LIMITATIONS

     The following policies supplement the Fund's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")) of that Portfolio. A Portfolio may not:

      1) Issue senior securities;

      2) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional investments;

      3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 9);

      6) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets;

      7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

      8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);

      9) Purchase or sell puts or calls, or combinations thereof; provided however, that a Portfolio may enter into forward foreign currency exchange transactions except as set forth below in (12);

     10) Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein), except in the case of the REIT Index Portfolio which may invest 100% of its assets in real estate investment trusts;

     11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

     12) Purchase or sell commodities or commodity contracts; provided, however, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolios assets are required as deposit to secure obligations under futures contracts and not more than 20% of a portfolio's assets are invested in futures contracts and options at any time, the Portfolio may also invest in bullion as described in the prospectus;

     13) Purchase or retain securities of an issuer if an officer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of such shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities; and

     14) Invest in companies for the purpose of exercising control of management.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of, any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment companies. (See "Management of the Fund").

     In addition, no Portfolio may engage in any of the following activities; however, these restrictions may be changed by the Directors without shareholder approval or prior notification:

      1) Invest directly in oil, gas, or other mineral exploration or development programs, including oil & gas or other mineral leases; provided, however, that if consistent with the designated business activities of a particular Portfolio, a Portfolio may purchase securities of issuers whose principal business activities fall within such areas;

      2) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Including within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio at any time in units or attached to securities are not subject to this restriction;

      3) Invest more than 5% of its assets, at the time of investment, in the securities of any issuers which have records of less than three years' continuous operation, including the operation of any predecessor (other than obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities).

     In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental or non-fundamental operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             MANAGEMENT OF THE FUND

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

                             DIRECTORS AND OFFICERS


JOHN C. BOGLE, Chairman and Director*              JOHN C. SAWHILL, Director
  Chairman and Director of The Vanguard Group,       President and Chief Executive Officer, The
  Inc. and of each of the investment companies       Nature Conservancy; formerly, Director and
  in The Vanguard Group; Director of The Mead        Senior Partner, McKinsey & Co.; and
  Corporation, General Accident Insurance, and       President, New York University; Director of
  Chris-Craft Industries, Inc.                       Pacific Gas and Electric Company, Procter &
JOHN J. BRENNAN, President, Chief Executive          Gamble Company, and NACCO Industries.
Officer and Director*                              JAMES O. WELCH, JR., Director
  President, Chief Executive Officer and             Retired Chairman of Nabisco Brands, Inc.,
  Director of The Vanguard Group, Inc. and of        retired Vice Chairman and Director of RJR
  each of the investment companies in The            Nabisco; Director of TECO Energy, Inc.; and
  Vanguard Group.                                    Director of Kmart Corporation.
ROBERT E. CAWTHORN, Director                       J. LAWRENCE WILSON, Director
  Chairman Emeritus and Director of                  Chairman and Chief Executive Officer of Rohm &
  Rhone-Poulenc Rorer, Inc.; Director of Sun         Haas Company; Director of Cummins Energy
  Company, Inc.; Director of Westinghouse            Company; and Trustee of Vanderbilt
  Electric Corporation.                              University.
BARBARA BARNES HAUPTFUHRER, Director               RAYMOND J. KLAPINSKY, Secretary*
  Director of The Great Atlantic and Pacific         Senior Vice President and Secretary of The
  Tea Company, Alco Standard Corp., Raytheon         Vanguard Group, Inc.; Secretary of each of the
  Company, Knight-Ridder, Inc., and                  investment companies in The Vanguard Group.
  Massachusetts Mutual Life Insurance Co. and
  trustee Emerita of Wellesley College.            RICHARD F. HYLAND, Treasurer*
                                                     Treasurer of The Vanguard Group, Inc. and of
BRUCE K. MACLAURY, Director                          each of the investment companies in The
  President Emeritus, The Brookings                  Vanguard Group.
  Institution; Director of American Express
  Bank, Ltd., The St. Paul Companies, Inc. and     KAREN E. WEST, Controller*
  National Steel Corporation.                        Principal of The Vanguard Group, Inc.;
                                                     Controller of each of the investment companies
BURTON G. MALKIEL, Director                          in The Vanguard Group.
  Chemical Bank Chairman's Professor of            ---------------
  Economics, Princeton University; Director of     *Officers of the Fund are "interested persons"
  Prudential Insurance Co. of America, Amdahl      as defined in the Investment Company Act of
  Corporation, Baker Fentress & Co., The           1940.
  Jeffrey Co. and Southern New England
  Communications Company.
ALFRED M. RANKIN, JR., Director
  Chairman, President and Chief Executive
  Officer of NACCO Industries, Inc.; Director
  of The BFGoodrich Company, and The Standard
  Products Company.


     THE VANGUARD GROUP The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services.

     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Officers of the Fund and the Vanguard Funds are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At January 31, 1996, and July 31, 1996, the Fund had contributed capital of $378,000, and $421,000 to Vanguard representing 1.9%, and 2.1% of its capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the fiscal year ended January 31, 1996, and the six months ended July 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $8,663,000, and $4,924,000.



     DISTRIBUTION Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies. During the fiscal year ended January 31, 1996, and the six months ended July 31, 1996, the Fund paid approximately $552,000, and $387,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1%, and .01 of 1% of the Fund's average net assets.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.


     INVESTMENT ADVISORY SERVICES Vanguard provides Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, the several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, the Total International Portfolio of Vanguard STAR Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, a portion of Vanguard/Windsor II, and a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended January 31, 1996, the Fund paid approximately $12,000 in Director's fees. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approximately $106,098.

     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. The Fund's proportionate share of benefits paid by Vanguard under its Retirement and Thrift Plans to all Officers of the Fund, as a group, during the fiscal year ended January 31, 1996 was approximately $2,850.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended January 31, 1996.

                        VANGUARD SPECIALIZED PORTFOLIOS
                               COMPENSATION TABLE


                                                                                            TOTAL COMPENSATION
                                               PENSION OR RETIREMENT                             FROM ALL
                                AGGREGATE        BENEFITS ACCRUED       ESTIMATED ANNUAL      VANGUARD FUNDS
                               COMPENSATION         AS PART OF              BENEFITS              PAID TO
     NAMES OF DIRECTORS         FROM FUND          FUND EXPENSES        UPON RETIREMENT        DIRECTORS(2)
----------------------------   ------------    ---------------------    ----------------    -------------------
John C. Bogle(1)                      --                  --                      --                   --
John J. Brennan(1)                    --                  --                      --                   --
Barbara Barnes Hauptfuhrer        $1,295               $ 222                $ 15,000              $59,000
Robert E. Cawthorn                $1,295               $ 185                $ 13,000              $59,000
Bruce K. MacLaury                 $1,428               $ 218                $ 12,000              $55,000
Burton G. Malkiel                 $1,317               $ 148                $ 15,000              $60,000
Alfred M. Rankin, Jr.             $1,317               $ 117                $ 15,000              $60,000
John C. Sawhill                   $1,317               $ 138                $ 15,000              $60,000
James O. Welch, Jr.               $1,295               $ 170                $ 15,000              $59,000
J. Lawrence Wilson                $1,317               $ 123                $ 15,000              $60,000


---------------

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


     DIRECTORS' RETIREMENT FEES A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death.

                          INVESTMENT ADVISORY SERVICES


     INVESTMENT ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY, LLP The Fund employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement dated as of May 1, 1996 to manage the investment and reinvestment of the assets of the Fund's Energy, Health Care, and Utilities Income Portfolios and to continuously review, supervise and administer each Portfolio's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.

     Under the investment advisory agreement, the three Portfolios are required to pay the Adviser an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolios for the quarter:

                                       NET ASSETS                                      RATE
    --------------------------------------------------------------------------------  ------
    First $500 million..............................................................  0.150%
    Next $500 million...............................................................  0.125%
    Next $1 billion.................................................................  0.100%
    Next $1 billion.................................................................  0.075%
    Over $3 billion.................................................................  0.050%


     The advisory fee is based on the total assets of the Portfolios and is allocated to each Portfolio based on the relative net assets of each. In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.125%. During the years ended January 31, 1994, 1995, 1996, and the six months ended July 31, 1996, the Fund paid to WMC advisory fees totaling $2,079,000 $2,192,000, $2,698,000, and $1,581,000 respectively, which represented an effective annual rate of .14 of 1%, .14 of 1%, .12 of 1% and .10 of 1% respectively, of the aggregate average net assets of the Energy, Health Care, and Utilities Income Portfolios. These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.


     WMC's fees during the fiscal years ended January 31, 1994 were payable under a prior investment advisory agreement. The assets on which advisory fees for the 1994 fiscal year were based included the Service Economy and Technology Portfolios, which are no longer in existence.

     DESCRIPTION OF WMC WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

     INVESTMENT ADVISORY AGREEMENT WITH M & G GROUP P.L.C. The Fund has also entered into an investment advisory agreement with M & G Investment Management Limited ("M & G"), effective February 1, 1987 to manage the assets of the Gold & Precious Metals Portfolio. Under this agreement M & G manages the investment and reinvestment of the assets of the Gold & Precious Metals Portfolio and continuously renews, supervises and administers the Portfolio's investment program. M & G will discharge its responsibilities subject to the control of the officers and Directors of the Fund.

     DESCRIPTION OF M & G M & G is a wholly-owned subsidiary of the M & G Group P.L.C. M & G Group P.L.C. is a public company whose shares are quoted on the London Stock Exchange. Kleinwort, Benson Limited, a merchant bank, and the Esmee Fairbairn Charitable Trust own respectively 42% and 32% of total shares outstanding. The remaining 26% of shares are held by individuals, nominees, pension plans and
M & G employees.

     The Gold & Precious Metals Portfolio will pay M & G a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolio for the quarter:

                                       NET ASSETS                                      RATE
    --------------------------------------------------------------------------------  ------
    First $100 million..............................................................   0.30%
    Next $300 million...............................................................   0.25%
    Over $400 million...............................................................   0.20%


     During the years ended January 31, 1994, 1995, 1996, and the six months ended July 31, 1996 the Gold & Precious Metals Portfolio paid advisory fees of $924,000, $1,116,000, $1,058,000, and $552,000 respectively, to M & G which represented an effective annual rate of .22 of 1%, .17 of 1% after giving effect to a fee waiver of (.07 of 1%), .18 of 1% after giving effect to a fee waiver of $364,000 (.06 of 1%), and .18 of 1% after giving effect to a fee waiver of $201,000 (.06 of 1%), respectively, of average net assets.


     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Admiral Funds, Vanguard Balanced Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard Institutional

Index Fund, Vanguard Money Market Reserves, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, the Total International Portfolio of Vanguard STAR Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard California Tax-Free Fund, Florida Insured Tax-Free Fund, New Jersey Tax-Free Fund, New York Insured Tax-Free Fund, Ohio Tax-Free Fund, Pennsylvania Tax-Free Fund, a portion of the assets of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts. These services are provided on an at-cost basis from money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


     The current agreements will continue until April 30, 1998, with respect to WMC and January 31, 1997, with respect to M & G, and will be renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, WMC or M & G may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to WMC or M & G, or (2) by WMC or M & G upon ninety (90) days' written notice to the Fund.

                            SECURITIES TRANSACTIONS

     The investment advisory agreements with WMC and M & G authorize the investment advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund's Portfolio(s) and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio(s). Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Fund and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     The total brokerage commissions paid by each of the Fund's Portfolios during the fiscal years ended January 31, 1994, 1995 and 1996 totaled $3,334,211, $2,225,321 and $3,080,278 respectively.

     Some securities considered for investment by one Portfolio may also be appropriate for the other Portfolios and the other Funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Portfolios and/or one or more of these other Funds or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     STOCK CERTIFICATES Your purchase will be made in full and fractional shares of a Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Except in the case of the Utilities Income Portfolio, share certificates are available at any time upon written request at no additional cost to shareholders. No certificates will be issued for the Utilities Income Portfolio or for any fractional shares of the Fund's other Portfolios.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% or the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                         SHARE PRICE OF EACH PORTFOLIO

     The share price or "net asset value" per share of each Portfolio is computed once each day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Exchange is open for trading. Net asset value per share is computed by dividing the total value of the investment and other assets of each Portfolio, less any liabilities, by the total number of outstanding shares of such Portfolio.

     Securities listed on a U.S. exchange are valued at the latest quoted sales prices on the day the valuation is made. Securities listed on a U.S. exchange that are not traded on the valuation date are valued at the mean of the bid and ask prices. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded. For each Portfolio (with the exception of the REIT Index Portfolio), unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. For the REIT Index Portfolio, unlisted securities that are listed on the Nasdaq National List are valued at the latest quoted sales price on the day the valuation is made. Unlisted securities that are included on the Nasdaq National List, but do not trade on the valuation date, and other unlisted securities are valued at the mean of the closing bid and asked prices. Other assets and securities for which no market quotations are readily available are valued in good faith at fair value using methods determined by, or under the supervision of, the Board of Directors of the Fund. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     In determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or broker. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard Specialized Portfolios, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

LEHMAN GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

MORGAN STANLEY REIT INDEX -- consist of approximately 90 stocks of equity Real Estate Investment Trusts (REITs). REITs in the index meet size and liquidity criteria specified by Morgan Stanley. The index had a market value of $35 billion as of May, 1995.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt rated AA or AAA.

RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated Baa- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

     Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies.

     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                             YIELD AND TOTAL RETURN


     The yield* of each Portfolio of the Fund for the 30-day period ended July 31, 1996 was as follows:



                  Energy Portfolio.....................................    1.43%
                  Gold & Precious Metals Portfolio.....................      N/A
                  Health Care Portfolio................................    1.50%
                  Utilities Income Portfolio...........................    5.06%
                  REIT Index Portfolio.................................      N/A


                -------------------------------
                *Yield is calculated daily.


     The average annual total return of each Portfolio of the Fund for the one- and five-year periods ended July 31, 1996 and since the inception of each Portfolio was as follows.



                                                                       FIVE YEARS
                                                     YEAR ENDED           ENDED
                                                    JULY 31, 1996     JULY 31, 1996     SINCE INCEPTION**
                                                    -------------     -------------     -----------------
    Energy Portfolio*.............................     +17.73%           +10.60%             +15.00%
    Gold & Precious Metals Portfolio*.............    -  0.69%           + 6.64%             +10.42%
    Health Care Portfolio*........................     +25.07%           +16.69%             +18.28%
    Utilities Income Portfolio....................     +12.97%        +10.90% **                  --
    REIT Index Portfolio..........................  + 2.70% **                --                  --


     --------------------
      *Includes 1% portfolio redemption fee.


     **Inception for Utilities Income Portfolio, May 15, 1992; inception for the REIT Index Portfolio, May 13, 1996.


     Total return is computed by finding the average compounded rate of return over the one-year period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended January 31, 1996, including the financial highlights for each of the periods presented ended January 31, 1996, as applicable, appearing in the Vanguard Specialized Portfolios Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The unaudited financial statements and financial highlights for the six months ended July 31, 1996, as set forth in the Vanguard Specialized Portfolios Semi-Annual Report to Shareholders, are incorporated herein by reference. The Fund's Annual Report and Semi-Annual Report to Shareholders are enclosed with this Statement of Additional Information.

                                     PART C
                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended January 31, 1996, including the financial highlights for each of the periods presented ended January 31, 1996, as applicable, appearing in the Fund's 1996 Annual Report to Shareholders, and Price Waterhouse LLP's report thereon, and the unaudited financial statements for the six months ended July 31, 1996, also appearing therein, are incorporated by reference in the Statement of Additional Information. The financial statements included in the Annual and Semi-Annual Reports are:



     1. Statement of Net Assets as of January 31, 1996 and as of July 31, 1996.


     2. Statement of Operations for the year ended January 31, 1996 and for the six months ended July 31, 1996.


     3. Statement of Changes in Net Assets for the years ended January 31, 1995, 1996 and for the six months ended July 31, 1996.


     4. Financial Highlights for each of the five years in the period ended January 31, 1996 for the Energy, Gold & Precious Metals and Health Care Portfolios, and from May 15, 1992 to January 31, 1993 and for each of the three years ended January 31, 1996 for the Utilities Income Portfolio, and for the six months ended July 31, 1996 as applicable.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.*

     --------------------
      * Appears in Annual Report only.

     (b) EXHIBITS

      1. Articles of Incorporation
      2. By-Laws of Registrant
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement
      9. Form of Vanguard Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*

     --------------------
      * Filed herewith

     ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of July 31, 1996 the number of shareholders of each of the Fund's portfolios was:



         Energy...............................................................   36,257
         Health Care..........................................................  138,616
         Gold & Precious Metals...............................................   39,729
         Utilities............................................................   44,411
         REIT Index...........................................................    6,992


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part A of this Registration Statement and "Investment Advisory Services" in Part B of this Registration Statement.


     Wellington Management Company,LLP, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John B. Neff.


     Listed below are the names of, and office held by each of the Directors of M & G Group P.L.C. The business address of each Director is Three Quays, Tower Hill, London, England EC3R 6BQ.

DIRECTOR'S NAME             BUSINESS AND OTHER CONNECTIONS OF ADVISER
J. R. Caldecott             Director of the following companies:
                            Kleinwort, Benson Lonsdale P.L.C.
                            Chloride Group P.L.C.
                            Kleinwort, Benson Australia Limited
                            Kleinwort, Benson Australia (Holdings) Limited
                            M & G Securities Limited
                            M & G Limited
                            M & G Investment Management Limited
                            External Investment Trust, P.L.C.

                            M & G Second Dual Trust P.L.C.
                            Whitbread and Company P.L.C.
                            Electronic Rentals Group P.L.C.
                            Blue Circle Industries P.L.C.
D. H. L. Hopkinson          Director of the following companies:
                            M & G Investment Management Limited
                            British Railways (Southern) Board
                            Central Board of Finance of the Church of England
                            Charities Investment Managers Limited
                            Chichester Diocesan Fund and Board of Finance
                            English Chamber Orchestra and Music Society Limited
                            English China Clays P.L.C.
                            English China Clays Trustees
                            E.C.C. (Operatives) Pension Fund Trustees Limited
                            E.C.C. (SMT) Pension Fund Trustees Limited
                            E.C.C. (Staff) Pension Fund Trustees Limited
                            Exit Finance Limited
                            External Investment Trust P.L.C.
                            First British Fixed Trust Company Limited
                            Gill and Duffus Group P.L.C.
                            Jetmain Limited
                            Lloyds Bank Limited (Southern Regional Board)
                            M & G Dual Trust P.L.C.
                            M & G Financial Services Limited
                            M & G Leasing Limited
                            M & G Life Assurance Company Limited
                            M & G Limited
                            M & G Pension and Annuity Company Limited
                            M & G Second Dual Trust P.L.C.
                            M & G Securities Limited
                            Mencap Unit Trust Managers Limited
                            Merchants Trust P.L.C.
                            Raeburn Investment Trust P.L.C.
                            Romney Trust P.L.C.
                            United States Debenture Corporation P.L.C.
J. S. Fairbairn             Director of the following companies:
                            M & G Limited
                            M & G Securities Limited
                            M & G Assurance Group Limited
                            M & G Life Assurance Company Limited
                            M & G Pensions and Annuity Company Limited
                            Island Trust Limited
                            Pioneer Trust Limited
                            M & G Friendly Society (Management Committee)
                            M & G Leasing Limited
                            M & G Trust Assurance (Channel Islands) Limited
                            M & G Financial Services Limited
K. F. W. Allsop             Director of the following companies:
                            M & G Financial Services Limited
                            M & G Assurance Group Limited
                            M & G Leasing Limited
                            M & G Limited
                            M & G Securities Limited

                            M & G Pensions and Annuity Company Limited
                            M & G Life Assurance Company Limited
R. A. Brooks                Director of the following companies:
                            Kleinwort, Benson Limited
                            Robert Benson, Lonsdale and Company Limited
                            Sharps, Pixley Limited
                            Kleinwort, Benson Property Management and Services Limited
                            Kleinwort, Benson Investment Management Limited
                            Sharps, Pixley Holdings Limited
                            The Trans-European Company Limited
                            Stoxsals Limited
                            Kleinwort, Benson International Holdings Limited
                            Equinox Shipping Company Limited
                            Kleinwort, Benson Overseas B.V.
                            Kleinwort, Benson Development Capital Limited
                            Kleinwort, Benson Finance B.V.
                            Commercial Union Assistance, P.L.C.
                            Stanley P. Morrison Limited
                            Sutton Manor Methan Limited
                            The Cross Investment Trust Limited
                            Railcar Finance Limited
                            Highway Finance Limited
                            Kleinwort, Benson International Leasing Limited
                            Kleinwort, Benson Leasing Limited
                            Miles Roman Limited
                            Kleinwort, Benson Investment Trust Limited
                            Fenchurch Navigation Corporation
                            Cross Investment Trust Limited
                            Southampton Freeport Limited
                            M & G Limited
R. G. Down                  Director of the following companies:
                            Oil and Gas Production
                            Australian Farming Property Company Limited
                            Folkestone (Australia) Limited
                            Europa Petroleum Limited
L. E. Linaker               Director of the following companies:
                            M & G Securities Limited
                            M & G Dual Trust P.L.C.
                            External Investment Trust P.L.C.
                            Exit Finance Limited
                            M & G Limited
                            M & G Second Dual Trust P.L.C.
                            M & G Friendly Society (Management Committee)
                            M & G Investment Management Limited
                            The Brunner Investment Trust Limited
                            Second Exit Finance Limited
                            Charities Investment Managers Limited
C. A. McLintock             Director of the following companies:
                            Allchurches Trust Limited
                            Border and Southern Stockholders Trust P.L.C.
                            Bramley Educational Trust
                            Ecclesiastical Holdings P.L.C.
                            Ecclesiastical Insurance Office P.L.C.

                            EIO Trustees Limited
                            Beaufort House Trust Limited
                            Pendle Insurance Company Limited
                            Lake View Investment Trust P.L.C.
                            M & G Limited
                            Muir Investments Limited
                            National Westminster Bank P.L.C.
                            Pigott Properties Limited
                            Queen Street Nominees Limited
                            Reres Trust Limited
                            Sakers Finance and Investment Corporation Limited
                            Stockholders Investment Trust P.L.C.
                            Westonbirt School Limited
                            Woolwich Equitable Building Society
D. A. E. R. Peake           Director of the following companies:
                            Kleinwort, Benson Limited
                            Fendrake Limited
                            Kleinwort, Benson (Middle East) E.C.
                            Kleinwort, Benson (Europe) S.A.
                            Nuclear Fuel Finance S.A.
                            Kleinwort, Benson Project Services Limited
                            Cross S.A.
                            Bolnore Estates Limited
                            Chevy Chase Property Company Limited
                            Clippwake Limited
                            Banque Nationale de Paris P.L.C.
                            Hargreaves Group P.L.C.
                            Societe Financiere Franco Britanique S.A.
                            Heythrop Hunt Kennels Limited
                            Daviford Investments Limited
                            Sezincote Trustees Limited
                            M & G Limited
Lord Michael Swann          Director of the following company:
                            New Court Natural Resources P.L.C.s
D. L. Tucker                Director of the following companies:
                            Barnard's University Bookshop Limited
                            External Investment Trust P.L.C.
                            Exit Finance Limited
                            M & G Investment Management Limited
                            M & G Securities Limited
                            Timepost Limited
                            M & G Limited

ITEM 29. PRINCIPAL UNDERWRITERS

          (a) None

          (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge,

Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 for the Health Care, Energy, and Utilities Income Portfolios; and Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015 for the Gold & Precious Metals Portfolio.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' right to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 31st day of December, 1996.


    VANGUARD SPECIALIZED PORTFOLIOS, INC.


BY: (Raymond J. Klapinsky) John J. Brennan, President and Chief Executive
    Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer and Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    Barton G. Malkiel*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    December 31, 1996


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    December 31, 1996

---------------
*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants..................................................   EX-99.B11
Schedule for Computation of Performance Quotations..................................   EX-99.B16
Financial Data Schedule.............................................................       EX-27